UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  July 19, 2019
GLOWPOINT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35376	77-0312442
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation or organization)		Identification No.)

999 18th Street, Suite 1350S
Denver, Colorado 80202
(Address of principal executive offices, zip code)

(303) 640-3838
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GLOW	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
Representation Agreement
On July 19, 2019, Glowpoint, Inc. (the “Company”) entered into a Representation Agreement (the “Representation Agreement”) with certain stockholders of the Company comprised of Jason Adelman, Cass Adelman and certain of their affiliates (collectively, the “Stockholders”) regarding the nomination of Jason Adelman and Richard Ramlall to the Board of Directors (the “Board”) of the Company and related matters. The Representation Agreement contains customary covenants of the Company regarding the nomination of Jason Adelman and Richard Ramlall to the Board and customary standstill obligations of the Stockholders. The Representation Agreement will terminate on the earlier to occur of the date of the 2020 Annual Meeting of the Company’s stockholders or the one year anniversary of the 2019 Annual Meeting of the Company’s stockholders.
The above description of the Representation Agreement and the transactions contemplated thereby is only a summary and does not purport to be complete and is qualified in its entirety by reference to the full text of the Representation Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Second Amended and Restated Employment Agreement of Peter Holst
Effective on July 19, 2019, the Company entered into a Second Amended and Restated Employment Agreement with Peter Holst, the Company’s Chief Executive Officer (the “Amended Holst Agreement”). The Amended Holst Agreement includes amendments to certain termination and severance provisions of Mr. Holst’s Amended and Restated Employment Agreement with the Company, dated January 28, 2016.
The above description of the Amended Holst Agreement and the transactions contemplated thereby is only a summary and does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Holst Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.
Amended and Restated Employment Agreement of David Clark
Effective on July 19, 2019, the Company entered into an Amended and Restated Employment Agreement with David Clark, the Company’s Chief Financial Officer (the “Amended Clark Agreement”). The Amended Clark Agreement includes amendments to certain termination and severance provisions of Mr. Clark’s Employment Agreement with the Company, dated March 25, 2013.
The above description of the Amended Clark Agreement and the transactions contemplated thereby is only a summary and does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Clark Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 19, 2019, Patrick Lombardi submitted his resignation as a director of the Company and as the Chairman of the Board. On July 19, 2019, Kenneth Archer submitted his resignation as a director of the Company. Neither the resignation of Mr. Lombardi nor Mr. Archer was a result of any disagreement with the Company regarding any matter relating to its operations, policies or practices.
On July 19, 2019, in accordance with the Representation Agreement, the Board appointed each of Jason Adelman and Richard Ramlall as directors of the Company. In connection therewith, the Board appointed Mr. Adelman as a member of the Compensation Committee and the Nominating Committee of the Board, and appointed Mr. Ramlall as a member of the Audit Committee and the Nominating Committee of the Board. The Company expects that each of Messrs. Adelman and Ramlall will stand for election as a director by the Company’s stockholders at the 2019 Annual Meeting of the Company’s stockholders. In addition, in connection with the resignation of Messrs. Archer and Lombardi and the appointment of Messrs. Adelman and Ramlall to the Board, the Board (i) appointed Peter Holst, the Company’s President & CEO and a member of the Board, to serve as the Chairman of the Board; and (ii) appointed Jim Lusk, a member of the Board, to serve as Lead Independent Director of the Board.

There are no transactions involving the Company and any of Messrs. Adelman or Ramlall that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.
Messrs. Adelman and Ramlall will receive pro-rated equity and cash compensation for 2019 in accordance with the Company’s standard director compensation arrangements. The Company will also enter into an indemnification agreement with each of Messrs. Adelman and Ramlall in the form entered into with other directors and officers of the Company. The Company’s standard form of indemnification agreement for officers and directors of the Company is filed as Exhibit 10.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission on June 2, 2014.
The information set forth under Item 1.01 of this Current Report on Form 8-K, as well as the text of the Representation Agreement, Amended Holst Agreement and Amended Clark Agreement, copies of which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K, and the text of the press release attached as Exhibit 99.1 to this Current Report on Form 8-K, are each incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
On July 25, 2019, the Company issued a press release announcing the resignations of Messrs. Lombardi and Archer and the appointment of Messrs. Adelman and Ramlall to the Board. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
In accordance with General Instruction B.2 of Form 8-K, the information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Representation Agreement, dated July 19, 2019, by and among Glowpoint, Inc. and the Stockholders.
10.2	Second Amended and Restated Employment Agreement, by and between Glowpoint, Inc. and Peter Holst, dated July 19, 2019.
10.3	Amended and Restated Employment Agreement, by and between Glowpoint, Inc. and David Clark, dated July 19, 2019.
99.1	Press Release of Glowpoint, Inc. dated July 25, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOWPOINT, INC.

Date:	July 25, 2019	By:	/s/ Peter Holst
Name: Peter Holst
Title: President & CEO